Exhibit 99.1

DuPont Announces Leadership Changes

Ed Breen Returns to CEO Role, becoming Executive Chairman and Chief Executive Officer; Lori Koch Named Chief Financial Officer

WILMINGTON, Del., Feb. 18, 2020 – DuPont [NYSE: DD] today announced that its Board of Directors has appointed current Executive Chairman Edward D. Breen to the additional role of Chief Executive Officer. Lori D. Koch, Vice President of Investor Relations and Corporate Financial Planning and Analysis, is named Chief Financial Officer. Both appointments are effective immediately.

The Board of Directors has made these leadership changes to accelerate operational performance improvement and to more directly tap Ed Breen’s significant management experience. As a result, Marc Doyle and Jeanmarie Desmond, who have served as CEO and CFO respectively, will depart the company.

“Since he first assumed the Chairman and CEO role of DuPont in 2015, Ed Breen led the company through an extensive transformation to further unlock the potential of its distinctive capabilities, innovative portfolio and deep customer relationships,” said Alexander M. Cutler, DuPont’s lead independent director. “After careful consideration, the Board concluded now is the right time to make these leadership changes, including restoring Ed to the chief executive role to draw more directly on his substantial operating experience. The Board is confident that together Ed and Lori will improve operational performance and ensure DuPont fully delivers on its significant potential for long-term value creation.”

“The Board and I deeply appreciate Marc and Jean’s significant contributions over decades of service to the company,” said Ed Breen. “Most recently, they led the company through a period of important transition, and we are grateful for their dedication to DuPont over the course of their careers.

“While we made some progress in 2019, we did not meet our own expectations and we now need to move aggressively to secure our foundation for growth,” said Ed Breen. “We have solid businesses, but, as we discussed on our recent earnings call, we need to accelerate operational improvement and make sure we are taking appropriate action to deliver on our commitments for the year.

“Lori Koch will be a great partner in this effort. She has delivered consistently excellent results across a substantial career as a finance leader at DuPont and has significant knowledge of our businesses. Lori has demonstrated her expertise in developing and executing the right financial strategy to support the achievement of our business objectives,” said Breen.

“I continue to have enormous confidence in this company and in our team. Delivering on our commitments and realizing our full potential is my personal top priority. Consistent with this I will be transitioning from the Corteva board to focus fully on our work at DuPont,” Breen said.

The company will continue to advance the initiatives announced on its fourth quarter and year-end 2019 conference call to assure that its organizational and cost structures are right sized to reflect the ongoing portfolio changes. To ensure this initiative maintains the right level of rigor, Nick Fanandakis, former DuPont CFO, will serve as Senior Advisor to the CEO with a focus on driving the restructuring effort. His deep knowledge of the DuPont businesses and his proven ability to create shareholder value will ensure the company is better positioned to drive sustainable growth and profitability over the long term.

Biographical Information

Over a 17-year career at DuPont, Lori Koch has held finance leadership roles with increasing responsibility spanning business units, the science and technology organization and corporate functions. She led finance for several multi-billion-dollar business units including Packaging & Industrial Polymers, Performance Polymers and Performance Materials before becoming head of Investor Relations and Corporate Financial Planning and Analysis. Over the last four years she has worked closely with Ed Breen and played a principal role in strategy, planning and shareholder engagement across the DowDuPont transaction and subsequent split into three new independent companies. Earlier in her career, Koch served in key finance roles at Comcast Business Communications and Lucent Technologies. She currently serves as a Director of Aceto Corporation, a leading global virtual manufacturer of life sciences materials and technology. Koch holds a Master of Science in Accounting from Babson College and a Bachelor of Science in Finance and International Business from Pennsylvania State University.

Ed Breen has served as the Executive Chairman of DuPont since the separation in June 2019 and previously served as Chief Executive Officer of DowDuPont since 2017. Prior to the merger of DuPont and The Dow Chemical Company, Breen was Chairman and CEO of DuPont since 2015. Over the past 5 years, Breen has driven significant performance improvements across DuPont’s businesses, negotiated one of the most transformative mergers in the industry to create DowDuPont, and subsequently launched three industry-leading independent companies. Prior to his time with DuPont, Breen served as Chairman and CEO of Tyco International plc (“Tyco”) from 2002 until 2012, where he transformed Tyco into a strong market leader, reviving the company from near bankruptcy and rebuilding the company’s brand and credibility. He oversaw a successful restructuring, including divesting non-core operations, and established and met goals within areas of operational excellence and corporate governance. Prior to joining Tyco, Breen held senior management positions at Motorola and General Instrument Corporation. Breen serves as a director of Comcast Corporation and as a member of the advisory board of New Mountain Capital LLC, a private equity firm. He also currently serves as a director of Corteva Agriscience, but has informed the board that he will not stand for re-election at this year’s annual meeting of shareholders due to his increased public company responsibilities.

About DuPont

DuPont (NYSE: DD) is a global innovation leader with technology-based materials, ingredients and solutions that help transform industries and everyday life. Our employees apply diverse science and expertise to help customers advance their best ideas and deliver essential innovations in key markets including electronics, transportation, construction, water, health and wellness, food and worker safety. More information can be found at www.dupont.com.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” and similar expressions and variations or negatives of these words.

On April 1, 2019, the company completed the separation of its materials science business into a separate and independent public company by way of a pro rata dividend-in-kind of all the then outstanding stock of Dow Inc. (the “Dow Distribution”). The company completed the separation of its agriculture business into a separate and independent public company on June 1, 2019, by way of a pro rata dividend-in-kind of all the then outstanding stock of Corteva, Inc. (the “Corteva Distribution”).

On December 15, 2019, DuPont and IFF announced they had entered definitive agreements to combine DuPont’s Nutrition & Biosciences business with IFF in a transaction that would result in IFF issuing shares to DuPont shareholders, pending customary closing conditions, other approvals including regulatory and that of IFF’s shareholders.

Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties and assumptions, many of which that are beyond DuPont’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements are not guaranties of future results. Some of the important factors that could cause DuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction with IFF; changes in relevant tax and other laws, (ii) failure to obtain necessary regulatory approvals, approval of IFF’s shareholders, anticipated tax treatment or any required financing or to satisfy any of the other conditions to the proposed transaction with IFF, (iii) the possibility that unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies that could impact the value, timing or pursuit of the proposed transaction with IFF, (iv) risks and costs and pursuit and/or implementation of the separation of the N&B Business, including timing anticipated to complete the separation, any changes to the configuration of businesses included in the separation if implemented, (v) risks and costs related to the Dow Distribution and the Corteva Distribution (together, the “Distributions”) including (a) with respect to achieving all expected benefits from the Distributions; (b) the incurrence of significant costs in connection with the Distributions, including costs to service debt incurred by the Company to establish the relative credit profiles of Corteva, Dow and DuPont and increased costs related to supply, service and other arrangements that, prior to the Dow Distribution, were between entities under the common control of DuPont; (c) indemnification of certain legacy liabilities of E. I. du Pont de Nemours and Company (“Historical EID”) in connection with the Corteva Distribution; and (d) potential liability arising from fraudulent conveyance and similar laws in connection with the Distributions; (vi) failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes, including meeting conditions under the Letter Agreement entered in connection with the Corteva Distribution, related to the transfer of certain levels of assets and businesses; (vii) uncertainty as to the long-term value of DuPont common stock; (viii) potential inability or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade and (ix) other risks to DuPont’s business, operations and results of operations including from: failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including tariffs, trade disputes and retaliatory actions; impairment of goodwill or intangible assets; the availability of and fluctuations in the cost of energy and raw materials; business or supply disruption, including in connection with the Distributions; ability to effectively manage costs as the company’s portfolio evolves; security threats, such as acts of sabotage, terrorism or war, global health concerns and pandemics, natural disasters and weather events and patterns which could result in a significant operational event for DuPont, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce DuPont’s intellectual property rights; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks are and will be more fully discussed in DuPont’s current, quarterly and annual reports and other filings made with the U.S. Securities and Exchange Commission, in each case, as may be amended from time to time in future filings with the SEC. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” (Part I, Item 1A) of DuPont’s Annual Report on Form 10-K as updated by DuPont’s subsequent periodic and current reports filed with the SEC.

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2/18/2020

DuPont™, the DuPont Oval Logo, and all trademarks and service marks denoted with ™, SM or ® are owned by affiliates of DuPont de Nemours, Inc. unless otherwise noted.

For further information contact:

Dan Turner

302-996-8372

daniel.a.turner@dupont.com

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